Exhibit 99.1

MGI PHARMA, INC.

Presented at the CSFB Healthcare Conference

November 17, 2004

This presentation contains forward- looking statements that involve risks and uncertainties, including those described in the Company’s Securities and Exchange Commission filings.

Forward-Looking Statements

MGI PHARMA Mission & Strategy

MGI PHARMA is an oncology- focused biopharmaceutical company

We acquire, develop and commercialize proprietary pharmaceutical products that address patient needs

MGI PHARMA Building a leading biopharmaceutical company

Marketed products & development pipeline

Four marketed oncology products

Five phase 3 programs planned for 2005

Business development capabilities

Five transactions completed in the last 12 months

Financial strength

Over $280 million of cash and marketable investments

Growing revenue from Aloxi® injection

Profitability anticipated for full year 2005

MGI PHARMA Building an Oncology Franchise

Marketed products

Development pipeline

Dacogen™ injection (AML)

Saforis™ oral suspension (oral mucositis)

Aloxi® injection (PONV) & Aloxi® oral formulation

ZYC101a (cervical dysplasia)

Irofulven (HRPC)

ZYC300 (solid tumors)

AloxiTM Injection Best-In-Class 5-HT3 antagonist for CINV

Approved for both acute and delayed chemotherapy-induced nausea & vomiting (CINV)

Favorable head-to-head trials

Strong binding affinity (potency)

Long half-life

Extended activity

Obtained exclusive U.S. & Canadian rights for CINV and PONV from Helsinn Healthcare

$1 billion market, an ~24% CINV market share in September

Aloxi® Launch Success October 2003 thru September 2004

Monthly IV Units (CINV) Reported by IMS

0.0

50.0

100.0

150.0

200.0

250.0

Oct

Nov

Dec

Jan

Feb

Mar

Apr

May

Jun

Jul

Aug

Sep

(000’s)

ALOXI

ZOFRAN

ANZEMET

KYTRIL

Kadian® Morphine sulfate sustained release capsules

3 year promotion agreement from Alpharma for oncology pain

Indicated for management of moderate to severe pain where treatment with an opioid analgesic is indicated for more than a few days

Oncology launch by MGI PHARMA in September 2004

Promotion revenue will be used to help offset R&D associated with new product candidates

Excellent fit with our oncology supportive care franchise

MGI PHARMA Building an Oncology Franchise

Marketed Products

Products in Development

Dacogen™ injection (MDS)

Saforis™ oral suspension (oral mucositis)

Aloxi® injection (PONV) & Aloxi® oral formulation

ZYC101a (cervical dysplasia)

Irofulven (HRPC)

ZYC300 (solid tumors)

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MGI PHARMA Development Pipeline

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

ZYC300 (solid tumors)

MG98

Other Acylfulvene Analogs

Dacogen™ injection Anti-cancer agent with broad clinical activity

Obtained WW rights in Q304

Phase 3 trial in Myelodysplastic Syndromes (MDS) complete

MAA submission accepted for review by EMEA

NDA submitted

American Society of Hematology (ASH): 18 abstracts

Full phase 3 MDS data set

3-arm dosing trial: One hour IV infusions and sub-Q injection

Potential utility in MDS, AML, CML, solid tumors and sickle cell anemia

Phase 3 AML trial expected to begin early 2005

Leverages MGI PHARMA’s core capabilities of oncology product development, regulatory expertise, and sales & marketing

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MGI PHARMA Development Pipeline

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

ZYC300 (solid tumors)

MG98

Other Acylfulvene Analogs

Saforis™ oral suspension Phase 3 candidate for oral mucositis

Obtained through acquisition of Aesgen

Proprietary formulation of L-glutamine

One phase 3 trial complete in solid tumor (breast cancer) regimens

Primary endpoint met (p=0.026): overall 22% risk reduction (WHO>2) vs. placebo

Significant activity in prevention of WHO grade 3 mucositis

Second phase 3 trial expected to begin early 2005

Builds on MGI PHARMA’s existing supportive care expertise and relationships with thought leaders

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

ZYC300 (solid tumors)

MG98

Other Acylfulvene Analogs

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MGI PHARMA Development Pipeline

ZYC101a Immunotherapeutic for cervical dysplasia

Obtained through acquisition of Zycos (now MGI PHARMA Biologics)

Immune response therapeutic for treatment of cervical dysplasia, a precancerous condition

Phase 2 study completed in 161 patients:

In a prospectively defined population of patients under age 25, resolution of high grade dysplasia observed in 70% vs. 23% of placebo patients

Phase 3 pivotal program expected to begin early 2005

Target gynecologist audience overlaps with Aloxi PONV call

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MGI PHARMA Development Pipeline

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

ZYC300 (solid tumors)

MG98

Other Acylfulvene Analogs

Aloxi® Injection Post operative nausea & vomiting (PONV)

PONV is a common consequence of anesthetic and surgical procedures

>40M surgical procedures annually in the U.S.

Prevalent in abdominal, gynecological, and ear, nose and throat surgeries

Incidence of PONV estimated at 25% to 30%

~ 30 million doses of 5-HT3 RAs used annually in U.S. for PONV

Can cause hospital re-admissions and increase healthcare costs

U.S. PONV market estimated at >$400M

SPA process now underway

Preclinical Phase 1 Phase 2 Phase 3 FDA Review Market

MGI PHARMA Development Pipeline

Dacogen™ (MDS)

Saforis™ (oral mucositis)

ZYC101a (cervical dysplasia)

Aloxi® Injection (PONV)

Aloxi® oral formulation

Irofulven

Monotherapy

Combination Therapy

ZYC300 (solid tumors)

MG98

Other Acylfulvene Analogs

Irofulven A novel, broadly active cytotoxic

New chemotherapeutic class

Novel mechanism of action

Activity independent of P53 and bcl-2 status

Monotherapy activity in prostate, liver, ovarian and pancreatic cancers

Combination activity in prostate, colorectal and thyroid cancers

Strong patent position and exclusive worldwide rights

Multi-arm, randomized HRPC combination trial underway

Aloxi injection sales of $150 to $155 million

Other product sales of approx. $30 million

Licensing revenue of approximately $3 million

Cost of product sales as a percent of sales revenue of approximately 32%

SG&A expenses of approximately $73 million

R&D expenses of approx. $59 million

Includes $32 million in anticipated and paid license milestones

Acquired in-process R&D of approximately $83 million

Pre-tax loss of $88 million

FY 2004 Financial Guidance As provided on October 13, 2004

FY 2005 Financial Guidance

As provided on October 13, 2004

Total revenues of approx. $280 million 1,2

Total operating expenses of $205 million

EBIT of $75 million

Product candidates acquired and announced on September 1, 2004 could add $500 million in combined net sales to revenue 3 to 4 years after launch

1.	Assuming generic competition beginning in 2004 for Salagen Tablets, the net exposure on our 2005 total revenues could be a $5 million decrease.
2.	Excludes any revenues from Dacogen.

Balance Sheet (in thousands)

Shares Outstanding2

Cash and Unrestricted Marketable Investments1

Total Shareholders’ Equity

Total Assets

Actual

September 30, 2004

$281,954

$434,626

Long-term Debt

$260,174

$110,609

70,799

1. Excludes equity investments

2. Excludes approx. 10 (5 using the treasury stock method) million and 8 million shares that could issue upon exercise of outstanding options and conversion of our debt, respectively.

Maximize commercial potential of Aloxi injection in the $1 billion CINV market

Leverage sales force by launching in-licensed, acquired and co-promoted products

Advance the development of clinical product candidates, including:

Dacogen injection Saforis oral suspension

Aloxi injection for PONV Aloxi oral formulation

ZYC101a Irofulven

MGI PHARMA Focused execution

Building a Leading Biopharmaceutical Company